UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 3, 2023

Date of Report (Date of earliest event reported)

CCFNB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 East Street

Bloomsburg, PA 17815

(Address of principal executive offices)

570-784-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2023, CCFNB Bancorp, Inc. ("CCFNB") held a Special Meeting of Shareholders (the "Meeting"). The voting results from the Meeting as to the proposals presented to shareholders were as follows:

PROPOSAL 1: A proposal to approve the Agreement and Plan of Merger, dated as of April 17, 2023, as amended June 21, 2023, by and between CCFNB and Muncy Bank Financial, Inc. ("MBF"), and the transactions contemplated by that agreement, pursuant to which MBF will merge with and into CCFNB, as more fully described in the joint proxy statement/prospectus (the "CCFNB Merger Proposal").

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	1,433,971	68,915	19,328	- 0 -

PROPOSAL 2: A proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the CCFNB Merger Proposal (the "CCFNB Adjournment Proposal").

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	1,453,664	57,895	10,656	- 0 -

Both proposals were approved by CCFNB Shareholders.

ITEM 8.01 Other Events.

On October 3, 2023, CCFNB and MBF jointly issued a press release announcing that at special meetings of their respective shareholders held on October 3, 2023, CCFNB and MBF shareholders approved the merger of MBF with and into CCFNB with CCFNB as the surviving corporation, pursuant to the Agreement and Plan of Merger dated April 17, 2023, as amended June 21, 2023, by and between CCFNB and MBF. The closing remains subject to the satisfaction of certain customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit Number

Description

99.1	Press Release dated October 3, 2023

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 3, 2023

CCFNB Bancorp, Inc.

By:

   /s/ Jeffrey T. Arnold

Name:

   Jeffrey T. Arnold, CPA, CIA

Title:

   Executive Vice President & Chief Financial Officer